SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 29, 2008

Axion International Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-13111 (Commission File Number)	84-0846389 (IRS Employer Identification No.)

665 Martinsville Road, Basking Ridge, NJ 07920 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (908) 524-0888

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

In an opinion and order dated September 26, 2008, Justice Kimba M. Wood of United States District Court, Southern District of New York, granted Axion International Holdings, Inc. (formerly Analytical Surveys, Inc.) (the “Company”) summary judgment in the amount of $4,965,898.95 against Tonga Partners, L.P. (“Tonga”), representing disgorgement of short swing profits pursuant to Section 16(b) of the Securities Exchange Act of 1934.  The order was granted in connection with the Company’s action against Tonga, Cannell Partners LLC and J. Carlo Cannell (United States District Court, Southern District of New York, 06 Civ. 2692).  The court further ordered a trial for the limited purposes of determining to what extent Cannell Capital LLC, Tonga’s general partner (“Cannell Capital”), and J. Carlo Cannell, a principal of Cannell Capital, may be held liable with Tonga for the disgorgement of Tonga’s short swing profits.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2008

AXION INTERNATIONAL HOLDINGS, INC.

/s/ James Kerstein___________________
Name:                  James Kerstein
Title:                  Chief Executive Officer